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                                                                    Exhibit 99.2


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, DALE A. THATCHER, Executive Vice President, Chief Financial Officer and Treasurer of Selective Insurance Group, Inc., (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Selective Insurance Retirement Savings Plan (the "Plan") on Form 11-K for the year ended December 31, 2002, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and the information contained in the Form 11-K fairly presents, in all material respects, the financial condition and result of operations of the Plan.

Dated:  June 27, 2003


                                                By:  /s/ Dale A. Thatcher
                                                    ----------------------
                                                    Dale A. Thatcher